For the twelve month period ended (b) 5/31/00
File number (c) 811-5248
                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Proxicom Inc.

2.   Date of Purchase
       10/8/99

3.   Number of Securities Purchased
       5,114

4.   Dollar Amount of Purchase
       $261,875

5.   Price Per Unit
       $52.38

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Thomas Weisel Partner LLC

7.   Other Members of the Underwriting Syndicate

          E*OFFERING
          First Union Capital Markets Corp.
          Friedman Billings Ramsey
          Prudential Securities
          Thomas Weisel Partners LLC


1.   Name of Issuer
       QuickLogic

2.   Date of Purchase
       10/15/99

3.   Number of Securities Purchased
       1,000

4.   Dollar Amount of Purchase
       $10,000

5.   Price Per Unit
       $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       view Financial Group/Robertson Stephens

7.   Other Members of the Underwriting Syndicate

          BancBoston Robertson Stephens Inc.
          Bear. Stearns & Co. Inc.
          SoundView Technology Group, Inc.
          BancBoston      Robertson       Stephens
          International Limited
          Bear. Stearns International Limited


1.   Name of Issuer
       World Wrestling Federation Entertainment

2.   Date of Purchase
       10/18/99

3.   Number of Securities Purchased
       2,000

4.   Dollar Amount of Purchase
       $34,000

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear.Sterns & C0. Inc.

7.   Other Members of the Underwriting Syndicate

          Allen & Company Incorporated
          Bear.Stearns & Co. Inc.
          Prudential Securities
          Deutsche Bank Securities
          Donaldson,  Lufkin & Jenrette Securities
          Corporation
          Hambrecht & Quist
          Credit Suisse
          Merrill Lynch
          Wit Capital
          Banc of America
          A.G. Edwards
          ING Barings
          SG Cowan
          Wasserstein Perella
          Advest
          Axiom Partners
          Blackford
          J.   C. Bradford
          Joseph Charles
          Chaisworth
          Gabelli
          Gaines Berland
          Jefferies
          Josephthal
          Neuberger & Berman
          Raymond James
          Sanders Morris Mundy
          Tucker Anthony
          Wachovia


1.   Name of Issuer
       Radio Unica Communications

2.   Date of Purchase
       10/18//99

3.   Number of Securities Purchased
       400

4.   Dollar Amount of Purchase
       $6,400

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Salomon Smith Barney

7.   Other Members of the Underwriting Syndicate

          A.G. Edwards & Sons
          Bear.Stearns & Co. Inc.
          Deutsche Bank Securities
          ING Barings
          Merrill Lynch, Pierce
          Prudential Securities
          Raymond James
          Robinson-Humphrey
          Salomon Smith Barney
          Wasserstein Perella
          CIBC World
          Donaldson, Lufkin & Jenrette
          BancBoston Robertson Stephens
          Credit Lyonnais
          Credit Suisse
          Lazard Freres
          Morgan Stanley
          PaineWebber
          Schroder
          Guzman
          Ramirez
          Robinson-Humphrey


1.   Name of Issuer
       MCK Communications

2.   Date of Purchase
       10/22/99

3.   Number of Securities Purchased
       100

4.   Dollar Amount of Purchase
       $1,600

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Robertson Stephens & Co. LLC

7.   Other Members of the Underwriting Syndicate

          BancBoston Robertson Stephens
          Bear Stearns
          Bank of America Securities
          Dain Rauscher Wessels
          Hambrecht & Quist
          PaineWebber
          Prudential Securities
          Salomon Smith Barney
          CIBC Oppenheimer
          Deutsche Bank
          Donaldson, Lufkin & Jenrette
          Goldman, Sachs
          Lehman Brothers
          Merrill Lynch, Pierce, Fenner & Smith
          Morgan Stanley
          J.P. Morgan
          SG Cowen
          E*trade Securities
          Suretrade


1.   Name of Issuer
       Emmis Communications A

2.   Date of Purchase
       10/26/99

3.   Number of Securities Purchased
       2,600

4.   Dollar Amount of Purchase
       $162,500

5.   Price Per Unit
       $62.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Donaldson, Lufkin & Jenrette

7.   Other Members of the Underwriting Syndicate

          BancBoston Robertson Stephens
          CIBC World Markets
          Goldman Sachs
          Morgan Stanley & Co.
          Prudential Securities
          Donaldson, Lufkin & Jenrette
          Credit Suisse
          Deutsche Bank
          Banc of America
          First Union
          A.G. Edwards & Sons
          PaineWebber
          Schroder
          Kercheville
          Coburn & Meredith
          FIA Capital Group
          Finbro Management
          Linsco/Private Ledger
          National Commercial Bank
          Noyes
          Royce
          Santander
          S.V. International
          Wiley Brothers-Aintree
          Credit Lyonnais
          Lehman Brothers
          J.P. Morgan
          SG Cowan
          Barrington Research Associates


1.   Name of Issuer
       Spanish Broadcasting System. Inc.

2.   Date of Purchase
       10/28/99

3.   Number of Securities Purchased
       7,800

4.   Dollar Amount of Purchase
       $156,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate

          BancBoston Robertson Stephens
          Chatsworth Securities
          Deutsche Bank Alex. Brown
          Prudential Securities
          Lehman Brothers
          Merrill Lynch
          CIBC World Markets
          Bear Stearns
          Lazard Freres
          Morgan Stanley Dean Witter
          Salomon Smith Barney
          Wasserstein Perella
          First Union Capital Markets
          Gabelli
          Raymond James
          Neuberger & Berman
          Sutro
          Chapman
          Guzman
          Pryor, McClendon & Counts
          Ramirez


1.   Name of Issuer
       CVC Inc.

2.   Date of Purchase
       11/11/99

3.   Number of Securities Purchased
       5,000

4.   Dollar Amount of Purchase
       $50,000

5.   Price Per Unit
       $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate

          Prudential Securities
          Lehman Brothers
          SG Cowen
          Warburg Dillon Read


1.   Name of Issuer
       Somera Communications Inc.

2.   Date of Purchase
       11/11/99

3.   Number of Securities Purchased
       1,200

4.   Dollar Amount of Purchase
       $14,400

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate

          Lehman Brothers Inc.
          Dain Rauscher Wessels
          Thomas Weisel Partners LLC


1.   Name of Issuer
       Sage Inc.

2.   Date of Purchase
       11/11/99

3.   Number of Securities Purchased
       200

4.   Dollar Amount of Purchase
       $2,400

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Robertson Stephens

7.   Other Members of the Underwriting Syndicate

          Robertson Stephens
          Prudential Securities
          Needham & Company, Inc.


1.   Name of Issuer
       Metron Technology

2.   Date of Purchase
       11/18/99

3.   Number of Securities Purchased
       600

4.   Dollar Amount of Purchase
       $7,800

5.   Price Per Unit
       $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Banc of America Securities LLC

7.   Other Members of the Underwriting Syndicate

          Lehman Brothers
          S.G. Cowen
          U.S. BanCorp Piper Jaffray
          Fidelity Capital Markets
          Allen & Company
          Banc of America
          BancBoston Robertson Stephens
          Donaldson, Lufkin & Jenrette
          Hambrecht & Quist
          Merrill Lynch
          First Analysis Securities
          Pacific Crest Securities
          Volpe Brown Whelan


1.   Name of Issuer
       Exactis.com, Inc.

2.   Date of Purchase
       11/19/99

3.   Number of Securities Purchased
       300

4.   Dollar Amount of Purchase
       $4,200

5.   Price Per Unit
       $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Thomas Weisel Partners LLC

7.   Other Members of the Underwriting Syndicate

          Donaldson, Lufkin & Jenrette
          Hambrecht & Quist
          Thomas Weisel Partners
          Dain Rauscher Wessels
          Wit Capital
          Bear Sterns
          First Union
          ING Furman Selz
          Prudential Securities
          Unterberg Towbin
          Gruntal
          Janco Partners
          Legg Mason
          Parker Hunter
          Van Kasper
          Wedbush Morgan
          Petrie Parkman


1.   Name of Issuer
       LifeMinders.com

2.   Date of Purchase
       11/19/99

3.   Number of Securities Purchased
       400

4.   Dollar Amount of Purchase
       $5,600

5.   Price Per Unit
       $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate

          Hambrecht & Quist
          Thomas Weisel Partners
          Wit Capital
          PaineWebber


1.   Name of Issuer
       TeleCorp PCS, Inc.

2.   Date of Purchase
       11/22/99

3.   Number of Securities Purchased
       600

4.   Dollar Amount of Purchase
       $12,00

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Salomon Smith Barney

7.   Other Members of the Underwriting Syndicate

          Salomon Smith Barney
          Lehman Brothers
          Deutsche Bank
          Merrill Lynch, Pierce, Fenner & Smith
          Banc of America
          Prudential Securities
          Robinson-Humphrey


1.   Name of Issuer
       Classic Communications

2.   Date of Purchase
       12/7/99

3.   Number of Securities Purchased
       2,600

4.   Dollar Amount of Purchase
       $65,000

5.   Price Per Unit
       $25.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate

          Merrill Lynch, Pierce, Fenner & Smith
          Goldman Sachs & Co.
          Donaldson,  Lufkin & Jenrette Securities
          Corporation


1.   Name of Issuer
       Preview Systems

2.   Date of Purchase
       12/8/99

3.   Number of Securities Purchased
       100

4.   Dollar Amount of Purchase
       $2,100

5.   Price Per Unit
       $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Robertson Stephens

7.   Other Members of the Underwriting Syndicate

          BancBoston Robertson Stephens
          Dain Rauscher Wessels
          SoundView Technology Group
          E*OFFERING Corp.


1.   Name of Issuer
       Agency.com

2.   Date of Purchase
       12/8/99

3.   Number of Securities Purchased
       100

4.   Dollar Amount of Purchase
       $2,600

5.   Price Per Unit
       $26.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate

          Goldman Sachs & Co.
          Salomon Smith Barney
          Hambrecht & Quist


1.   Name of Issuer
       eCollege.com

2.   Date of Purchase
       12/14/99

3.   Number of Securities Purchased
       100

4.   Dollar Amount of Purchase
       $1,100

5.   Price Per Unit
       $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Banc of America Securities LLC

7.   Other Members of the Underwriting Syndicate

          Banc of America Securities
          William Blair
          Volpe Brown Whelan
          Prudential Securities


1.   Name of Issuer
       GRIC Communications, Inc.

2.   Date of Purchase
       12/15/99

3.   Number of Securities Purchased
       5,900

4.   Dollar Amount of Purchase
       $82,600

5.   Price Per Unit
       $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       CIBC World Markets

7.   Other Members of the Underwriting Syndicate

          CIBC World Markets
          U.S. BanCorp Piper Jaffray
          Volpe Brown Whelan & Company


1.   Name of Issuer
       Infonet

2.   Date of Purchase
       12/15/99

3.   Number of Securities Purchased
       1,100

4.   Dollar Amount of Purchase
       $23,100

5.   Price Per Unit
       $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch, SG Warburg, ABN AMRO

7.   Other Members of the Underwriting Syndicate

          Merrill Lynch, Pierce, Fenner & Smith
          Warburg Dillon Read
          ABN AMRO
          Goldman Sachs
          Lehman Brothers
          Salomon Smith Barney


1.   Name of Issuer
       Maxygen

2.   Date of Purchase
       12/15/99

3.   Number of Securities Purchased
       200

4.   Dollar Amount of Purchase
       $3,200

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate

          Merrill Lynch, Pierce, Fenner & Smith
          Warburg Dillon Read
          Goldman Sachs
          Salomon Smith Barney
          BancBoston Robertson Stephens
          Invemed Associates
          Hambrecht & Quist
          EDWARD D. JONES & CO.
          Dain Rauscher
          First Security Van Kaspar
          Pacific Growth Equities
          Punk, Ziegel & Company
          Vector Securities
          Wit Capital


1.   Name of Issuer
       Integrated Info Systems

2.   Date of Purchase
       3/17/00

3.   Number of Securities Purchased
      100

4.   Dollar Amount of Purchase
       $1,500

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Robertson Stephens

7.   Other Members of the Underwriting Syndicate

          Credit Suisse
          FleetBoston Robertson Stephens
          E*OFFERING
          Robertson Stephens
          U.S. Bancorp Piper Jaffray
          Robert W. Baird
          Legg Mason Wood Walker
          Chase H&Q
          CIBC World Markets
          Deutsche Bank
          First Union
          ING Barings
          Lehman Brothers
          Prudential Securities
          Adams, Harkness & Hill
          The Robinson-Humphrey Company
          Sutro & Co.


1.   Name of Issuer
       ImproveNet

2.   Date of Purchase
       3/15/00

3.   Number of Securities Purchased
      100

4.   Dollar Amount of Purchase
       $1,500

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate

          Credit Suisse
          FleetBoston Robertson Stephens
          E*OFFERING
          U.S. Bancorp Piper Jaffray
          Robert W. Baird
          Legg Mason Wood Walker
          Chase H&Q
          CIBC World Markets
          Deutsche Bank
          First Union
          Prudential Securities
          William Blair
          J.C. Bradford
          Invemed
          Salomon Smith Barney
          SG Cowen
          Wit Soundview


1.   Name of Issuer
       Radvision Ltd.

2.   Date of Purchase
       3/13/00

3.   Number of Securities Purchased
      400

4.   Dollar Amount of Purchase
       $8,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman

7.   Other Members of the Underwriting Syndicate

          Lehman Brothers
          Salomon Smith Barney
          FleetBoston Robertson Stephens
          U.S. Bancorp Piper Jaffray
          Chase H&Q
          CIBC World Markets
          Prudential Securities
          Warburg Dillon Read
          C.E. Unterberg, Towbin
          Thomas Weisel
          Dain Rauscher
          Doft & Co.
          Gruntal & Co.
          Pacific Growth Equities
          Raymond James & Associates
          Merrill Weber Co.
          Financial West Group
          Chatsworth


1.   Name of Issuer
       Digitas

2.   Date of Purchase
       3/13/00

3.   Number of Securities Purchased
      300

4.   Dollar Amount of Purchase
       $7,200

5.   Price Per Unit
       $24.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley

7.   Other Members of the Underwriting Syndicate

          Morgan Stanley
          Salomon Smith Barney
          Deutsche Bank
          FleetBoston Robertson Stephens
          Prudential Securities
          Banc of America
          Bear, Sterns
          Adams, Harkness & Hill
          Robert W. Baird
          First Union
          ING Barings
          SG Cowen


1.   Name of Issuer
       Iprint.com

2.   Date of Purchase
       3/17/00

3.   Number of Securities Purchased
      100

4.   Dollar Amount of Purchase
       $1,000

5.   Price Per Unit
       $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate

          FleetBoston Robertson Stephens
          Prudential Securities
          Banc of America
          Credit Suisse
          U.S. Bancorp Piper Jaffray
          W.R. Hambrecht
          Dain Rauscher Wessels
          First Union
          Invemed Associates
          Jefferies & Co.
          Sands Brothers & Co.
          Thomas Weisel Partners
          Wit Soundview


1.   Name of Issuer
       Matrix One

2.   Date of Purchase
       2/29/00

3.   Number of Securities Purchased
      300

4.   Dollar Amount of Purchase
       $7,500

5.   Price Per Unit
       $25.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate


          Goldman Sachs
          Prudential Securities
          U.S. Bancorp Piper Jaffray
          Dain Rauscher Wessels
          Adams, Harkness & Hill
          Advest
          Gruntal & Co.
          Neuberger & Berman


1.   Name of Issuer
       Hotel Reservation

2.   Date of Purchase
       2/25/00

3.   Number of Securities Purchased
      600

4.   Dollar Amount of Purchase
       $9,600

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       DLJ

7.   Other Members of the Underwriting Syndicate

          Donaldson, Lufkin & Jenrette
          Prudential Securities
          Allen & Co.
          Bear Sterns
          Thomas Weisel
          Adams, Harkness & Hill
          Anderson & Strudwick
          Kerchevelle & Co.
          Asiel & Co.
          George Baum
          William Blair
          Blackford
          J.C. Bradford
          Chapman
          Chase H&Q
          Coburn & Meredith
          Credit Suisse
          Dain Rauscher
          A.G. Edwards & Sons
          Fahnestock
          Fac/Equities
          FIA Capital Group
          Finbro
          First Southwest
          Gabelli
          Gerard Klater Mattison
          Goldman Sachs
          HSBC Brokerage
          ING Barings
          Investec Ernst & Co.
          Janney Montgomery Scott
          Johnston, Lemon & Co.
          Lazard Freres
          Linsco Private Ledger
          Merrill Lynch, Pierce, Fenner & Smith
          Middlegate Securities
          Morgan Keegan
          National Commercial Bank
          Needham & Co.
          Noves Partners
          Nutmeg Securities
          PaineWebber
          Parker/Hunter
          U.S. Bancorp Piper Jaffray
          Polaris Financial
          Raymond James
          Ryan, Beck & Co.
          Salomon Smith Barney
          Sanders Morris Harris
          Sands Brothers
          Santander
          SG Cowen
          W.M. Smith
          Stephens Inc.
          Sutro & Co.
          S.V. International
          Tucker Anthony
          Wiley Brothers Aintree


1.   Name of Issuer
       Witness Systems

2.   Date of Purchase
       2/10/00

3.   Number of Securities Purchased
      500

4.   Dollar Amount of Purchase
       $10,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate

          Hambrecht & Quist
          Adams, Harkness & Hill
          Chase H&Q
          U.S. Bancorp Piper Jaffray
          Wit Soundview
          CIBC World
          Deutsche Bank Alex Brown
          Donaldson, Lufkin & Jenrette
          A.G. Edwards & Sons
          Lehman Brothers
          FleetBoston Robertson Stephens
          E*OFFERING Corp.
          First Albany
          First Security Van Kaspar
          Robinson-Humphrey
          Sun Trust Equitable
          Tucker Anthony Cleary Gull
          Wachovia


1.   Name of Issuer
       Xcare.net

2.   Date of Purchase
       2/10/00

3.   Number of Securities Purchased
      100

4.   Dollar Amount of Purchase
       $1,800

5.   Price Per Unit
       $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Robertson Stephens

7.   Other Members of the Underwriting Syndicate

          FleetBoston Robertson Stephens
          E*OFFERING Corp.
          SG Cowen
          Advest, Inc.


1.   Name of Issuer
       Landacorp

2.   Date of Purchase
       2/9/00

3.   Number of Securities Purchased
      400

4.   Dollar Amount of Purchase
       $4,000

5.   Price Per Unit
       $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate

          Chase H&Q
          Prudential Securities
          SG Cowen
          Banc of America
          CIBC World
          Deutsche Banc Alex Brown
          Donaldson, Lufkin & Jenrette
          A.G. Edwards & Sons
          First Union
          J.C. Bradford
          Dain Rauscher Wessels
          E*OFFERING Corp
          First Southwest
          First Security Van Kaspar
          Needham & Co.
          Robinson-Humphrey
          Stephens Inc.


1.   Name of Issuer
       Fastnet

2.   Date of Purchase
       2/8/00

3.   Number of Securities Purchased
       12,100

4.   Dollar Amount of Purchase
       $145,200

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Furman Selz LLC

7.   Other Members of the Underwriting Syndicate

          Prudential Securities
          SG Cowen
          Banc of America
          CIBC Oppenheimer
          ING Barings
          SoundView Technology
          First Albany
          DLJ Direct
          Bear, Stearns
          FleetBoston Robertson Stephens
          PaineWebber
          Thomas Weisel Partners
          Dominick & Dominick
          Janney Montgomery Scott
          Jefferies & Company
          Kaufman Brothers
          C.L. King & Associates
          Pennsylvania Merchant Group


1.   Name of Issuer
       Antigenics

2.   Date of Purchase
       2/4/00

3.   Number of Securities Purchased
       400

4.   Dollar Amount of Purchase
       $7,200

5.   Price Per Unit
       $18.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       U.S. Bancorp Piper Jaffray

7.   Other Members of the Underwriting Syndicate

          Prudential Securities
          SG Cowen
          Banc of America
          CIBC Oppenheimer
          FleetBoston Robertson Stephens
          U.S. Bancorp Piper Jaffray
          Chase Securities
          Lehman Brothers
          Merrill Lynch, Pierce, Fenner & Smith
          Morgan Stanley
          Salomon Smith Barney
          Nessuah Zannex


1.   Name of Issuer
       Emerg

2.   Date of Purchase
       2/4/00

3.   Number of Securities Purchased
       400

4.   Dollar Amount of Purchase
       $6,000

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Adams, Harkness & Hill

7.   Other Members of the Underwriting Syndicate

          Adams, Harkness & Hill
          First Union
          FAC/Equities
          Prudential Securities
          Banc of America
          Lehman Brothers
          Hambrecht & Quist
          Deutsche Bank
          J.P. Morgan
          Thomas Weisel Partners
          First Montauk
          Janney Montgomery
          Legg Mason Wood Walker
          Parker/Hunter
          Pennsylvania Merchant Group
          Wedbush Morgan


1.   Name of Issuer
       Dobson Communications

2.   Date of Purchase
       2/3/00

3.   Number of Securities Purchased
       300

4.   Dollar Amount of Purchase
       $6,600

5.   Price Per Unit
       $22.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
          First Union
          Prudential Securities
          Banc of America
          Lehman Brothers
          Deutsche Bank
          J.P. Morgan
          Salomon Smith Barney
          Goldman, Sachs
          Merrill Lynch
          ABN Amro
          Bear Stearns
          CIBC World
          Credit Suisse
          Donaldson, Lufkin & Jenrette
          A.G. Edwards & Sons
          Fidelity Capital
          Morgan Stanley Dean Witter
          PaineWebber
          Warburg Dillon Read
          Wasserstein Perella
          J.C. Bradford
          Chatsworth
          First Southwest
          Gabelli & Company
          Gruntal & Co.
          Janco Partners
          Edward D. Jones
          J.J.B. Hilliard, W.L. Lyons Inc.
          Needham & Co.
          Neuberger & Berman
          Raymond James
          Robinson-Humphrey
          Sands Brothers

1.   Name of Issuer
       HealthGate Data

2.   Date of Purchase
       1/25/00

3.   Number of Securities Purchased
       4,400

4.   Dollar Amount of Purchase
       $48,400

5.   Price Per Unit
       $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       S.G. Cowen & Company

7.   Other Members of the Underwriting Syndicate

          S.G. Cowen
          Prudential Securities
          Lehman Brothers
          Deutsche Bank
          Donaldson, Lufkin & Jenrette
          Warburg Dillon Read
          Wasserstein Perella
          Gruntal & Co.
          Raymond James
          Robinson-Humphrey
          Chase H&Q
          ING Barings
          Thomas Weisel
          U.S. Bancorp Piper Jaffray
          Scott & Stringfellow
          Suntrust Equitable
          Tucker Anthony


1.   Name of Issuer
       Intrabiotics

2.   Date of Purchase
       3/28/00

3.   Number of Securities Purchased
       1,100

4.   Dollar Amount of Purchase
       $16,500

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Deutsche Bank

7.   Other Members of the Underwriting Syndicate

          S.G. Cowen
          Prudential Securities
          Deutsche Bank
          Donaldson, Lufkin & Jenrette
          Warburg Dillon Read
          Adams, Harkness & Hill
          Chase H&Q
          FleetBoston Robertson Stephens
          ING Barings
          Merrill Lynch, Pierce, Fenner & Smith
          J.P. Morgan
          Morgan Stanley
          Salomon Smith Barney
          Dominick & Dominick
          Fahnestock
          First Security Van Kaspar
          Gerard Klauer Mattison
          C.L. King
          Edgar M. Norris
          Parker/Hunter
          Ragen Mackenzie


1.   Name of Issuer
       Eprise

2.   Date of Purchase
       3/24/00

3.   Number of Securities Purchased
       100

4.   Dollar Amount of Purchase
       $1,500

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Deutsche Bank

7.   Other Members of the Underwriting Syndicate

          S.G. Cowen
          Prudential Securities
          Deutsche Bank
          FleetBoston Robertson Stephens
          Edgar M. Norris
          Dain Rauscher Wessels
          Soundview Technology
          Banc of America
          Bear, Stearns
          Chase H&Q
          Chatsworth
          Josephthal
          Legg Mason Wood Walker
          McDonald Investments
          Raymond James
          Suntrust Equitable
          Tucker Anthony
          C.E. Unterberg, Towbin


1.   Name of Issuer
       Insilicon

2.   Date of Purchase
       3/22/00

3.   Number of Securities Purchased
       100

4.   Dollar Amount of Purchase
       $1,200

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Robertson Stephens

7.   Other Members of the Underwriting Syndicate

          Prudential Securities Incorporated
          FleetBoston Robertson Stephens
          Needham & Company, Inc.


1.   Name of Issuer
       Breezecom

2.   Date of Purchase
       3/23/00

3.   Number of Securities Purchased
       2,300

4.   Dollar Amount of Purchase
       $46,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       CIBC World Markets

7.   Other Members of the Underwriting Syndicate

          Prudential Securities Incorporated
          Needham & Company, Inc.
          CIBC World Markets
          Dain Rauscher Wessels
          First Union
          PaineWebber
          S.G. Cowen
          Warburg Dillon Read
          Crowell, Weedon & Co.
          Josephthal & Co.
          Tucker Anthony
          C.E. Unterberg, Towbin



T:\Cluster2\N-SARS\GGF\77O500